                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that PHILIP F. ANSCHUTZ, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Philip F. Anschutz
                                       -----------------------------------
                                       PHILIP F. ANSCHUTZ

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that ROBERT P. BAUMAN a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Robert P. Bauman
                                       -----------------------------------
                                       ROBERT P. BAUMAN

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that RICHARD B. CHENEY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Richard B. Cheney
                                       -----------------------------------
                                       RICHARD B. CHENEY

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ E. Virgil Conway
                                       -----------------------------------
                                       E. VIRGIL CONWAY

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that SPENCER F. ECCLES, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Spencer F. Eccles
                                       -----------------------------------
                                       SPENCER F. ECCLES

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that ELBRIDGE T. GERRY, JR., a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Elbridge T. Gerry, Jr.
                                       -----------------------------------
                                       ELBRIDGE T. GERRY, JR.

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. GRAY, III a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ William H. Gray, III
                                       -----------------------------------
                                       WILLIAM H. GRAY, III

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that JUDITH RICHARDS HOPE, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Judith Richards Hope
                                       -----------------------------------
                                       JUDITH RICHARDS HOPE

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that RICHARD J. MAHONEY, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Richard J. Mahoney
                                       -----------------------------------
                                       RICHARD J. MAHONEY

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that JACK L. MESSMAN, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Jack L. Messman
                                       -----------------------------------
                                       JACK L. MESSMAN

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that JOHN R. MEYER, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ John R. Meyer
                                       -----------------------------------
                                       JOHN R. MEYER

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that THOMAS A. REYNOLDS, JR., a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Thomas A. Reynolds, Jr.
                                       -----------------------------------
                                       THOMAS A. REYNOLDS, JR.

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that JAMES D. ROBINSON, III, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ James D. Robinson, III
                                       -----------------------------------
                                       JAMES D. ROBINSON, III

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that ROBERT W. ROTH, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Robert W. Roth
                                       -----------------------------------
                                       ROBERT W. ROTH

                                POWER OF ATTORNEY

                            UNION PACIFIC CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. SIMMONS, a Director of Union Pacific Corporation, a Utah Corporation (the "Corporation"), hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS
E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of such debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, which will generate proceeds of up to $1,000,000,000 (or the equivalent in foreign denominated currency), of Union Pacific Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of November, 1996.


                                       /s/ Richard D. Simmons
                                       -----------------------------------
                                       RICHARD D. SIMMONS